UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2003

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   1-2960                      72-1123385
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

  3850 North Causeway, Suite 1770
         Metairie, Louisiana                                        70002
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222

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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1  Press release issued by Newpark Resources, Inc. on May 5, 2003.


Item 9. Regulation FD Disclosure (pursuant to Item 12)

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

      On May 5, 2003, Newpark Resources, Inc. issued a press release announcing its results for the three months ended March 31, 2003. The press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWPARK RESOURCES, INC.


Dated: May 5, 2003                     By: /s/ Matthew W. Hardey
                                           -------------------------------------
                                           Matthew W. Hardey, Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                         -----------------------------------
99.1                                Press Release, dated as of May 5, 2003